                                                                     EXHIBIT (s)

                                POWER OF ATTORNEY

     WE, THE UNDERSIGNED OFFICERS AND TRUSTEES OF EATON VANCE LIMITED DURATION INCOME FUND, A MASSACHUSETTS BUSINESS TRUST, DO HEREBY SEVERALLY CONSTITUTE AND APPOINT ALAN R. DYNNER, THOMAS E. FAUST JR., JAMES B. HAWKES AND JAMES L. O'CONNOR, OR ANY OF THEM, TO BE TRUE, SUFFICIENT AND LAWFUL ATTORNEYS, OR ATTORNEY FOR EACH OF US, TO SIGN FOR EACH OF US, IN THE NAME OF EACH OF US IN THE CAPACITIES INDICATED BELOW, REGISTRATION STATEMENTS AND ANY AND ALL AMENDMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS) TO SUCH REGISTRATION STATEMENTS ON FORM N-2 FILED BY EATON VANCE LIMITED DURATION INCOME FUND WITH THE SECURITIES AND EXCHANGE COMMISSION IN RESPECT OF ANY CLASS OF SHARES OF BENEFICIAL INTEREST AND OTHER DOCUMENTS AND PAPERS RELATING THERETO.

     IN WITNESS WHEREOF WE HAVE HEREUNTO SET OUR HANDS ON THE DATES SET OPPOSITE OUR RESPECTIVE SIGNATURES.

        SIGNATURE                       TITLE                           DATE
        ---------                       -----                           ----
/S/ THOMAS E. FAUST JR.       PRESIDENT AND PRINCIPAL             APRIL 14, 2003
--------------------------    EXECUTIVE OFFICER
THOMAS E. FAUST JR.

/S/ JAMES L. O'CONNOR         TREASURER AND PRINCIPAL FINANCIAL   APRIL 14, 2003
--------------------------    AND ACCOUNTING OFFICER
JAMES L. O'CONNOR

/S/ JESSICA M. BIBLIOWICZ     TRUSTEE                             APRIL 14, 2003
--------------------------
JESSICA M. BIBLIOWICZ

/S/ JAMES B. HAWKES           TRUSTEE                             APRIL 14, 2003
--------------------------
JAMES B. HAWKES

/S/ SAMUEL L. HAYES, III      TRUSTEE                             APRIL 14, 2003
--------------------------
SAMUEL L. HAYES, III

/S/ NORTON H. REAMER          TRUSTEE                             APRIL 14, 2003
--------------------------
NORTON H. REAMER

/S/ LYNN A. STOUT             TRUSTEE                             APRIL 14, 2003
--------------------------
LYNN A. STOUT

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